UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2015

UNIQUE FABRICATING, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Unique Fabricating, Inc.
800 Standard Parkway
Auburn Hills, MI 48326
(248)-853-2333

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

This Amendment No. 1 on Form 8-K/A is being filed to report the EBITDA for Great Lakes for the year ended December 31, 2014 as approximately $2 million. The amount previously reported for such period was $1.3 million.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1* Press Release of the Company dated September 1, 2015.

*Corrected press release to show proper EBITDA amount

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Dated: September 1, 2015	By:	/s/ Thomas Tekiele
Name: Thomas Tekiele
Title: Chief Financial Officer (Principal Financial and Accounting Officer)